SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  January 19, 2010

PSB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

WISCONSIN

0-26480

39-1804877

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

1905 W. STEWART AVENUE

WAUSAU, WI 54401

(Address of principal executive offices, including Zip Code)

(715) 842-2191

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2 – Financial Information

Item 2.02.

Results of Operations and Financial Condition

On January 25, 2010, PSB Holdings, Inc. (“PSB”) issued a news release announcing net income of $489,000, or $.31 per diluted share, for the quarter ended December 31, 2009, as compared to net earnings of $1,059,000, or $.68 per diluted share, for the quarter ended December 31, 2008.  PSB also announced net income of $3,116,000 or $2.00 per diluted share, for the year ended December 31, 2009, as compared to net income of $3,301,000, or $2.13 per diluted share, for the year ended December 31, 2008.

A copy of the news release is furnished as Exhibit 99.1 to this report.*

Section 5 – Corporate Governance and Management

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Incentive Compensation Plan

On January 19, 2010, the Board of Directors of PSB’s bank subsidiary (the “Bank”) amended the Focus Rewards Plan for Executive Officers, which provides an annual cash incentive opportunity for executive officers of PSB in their capacities as Bank officers.  Incentive compensation is determined under a formula that derives 20% of the incentive compensation amount from achievement of certain specific Bank-wide financial and non-financial goals, 60% of the incentive compensation amount from the achievement of the Bank’s net income target, and 20% of the incentive compensation amount from the Bank’s return on equity when compared against a peer group of publicly reporting banks.  The potential incentive compensation at various levels of net income and selected levels of achievement of specific Bank-wide goals are set forth in Exhibit 10.1 to this report.  Incentive compensation is paid in cash following the determination of results under the plan for the preceding fiscal year.

Section 9 – Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits

Exhibit 10.1

Peoples State Bank Focus Rewards Plan for Executive Officers

Exhibit 99.1*

News release dated January 25, 2010

*

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB HOLDINGS, INC.

Date:  January 25, 2010

By:  SCOTT M. CATTANACH

Scott M. Cattanach

Treasurer

EXHIBIT INDEX

to

FORM 8-K

of

PSB HOLDINGS, INC.

dated January 19, 2010

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 10.1

Peoples State Bank Focus Rewards Plan for Executive Officers

Exhibit 99.1*

News release dated January 25, 2010

*

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.